EXHIBIT 10.218

                   THIRD AMENDMENT TO CREDIT AGREEMENT

          THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 9, 1998 (this "Amendment"), among R&B FALCON CORPORATION, a Delaware corporation ("Holdings"), RBF DEEPWATER EXPLORATION III INC., a Nevada corporation (f/k/a RB Deepwater Exploration III Inc.) (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Administrative Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 24, 1998 (as amended to date, the "Credit Agreement"); and

          WHEREAS, the parties thereto and hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

          1.   Section 7.01 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (f) thereof, (ii) redesignating clause (g) thereof as clause (h) and (iii) inserting the following new clause (g) immediately following clause (f) thereof:

          (g) Additional senior Indebtedness of Holdings in an aggregate principal amount not to exceed $400,000,000 and additional subordinated Indebtedness of Holdings in an aggregate principal amount not to exceed $200,000,000; provided that (i) no respective issue of Indebtedness incurred pursuant to this clause (g) shall have any scheduled amortization payments or a final maturity prior to the fourth anniversary of the initial borrowing of such respective issue of Indebtedness and (ii) Holdings shall not make any optional repayments (whether in cash, securities, or other property), including any sinking fund or similar deposit, on account of such Indebtedness; and

          2.   Section 7.02 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (c) thereof, (ii) deleting the period at the end of clause (d) thereof and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (e) and (f) immediately following clause (d) thereof:

          (e) Holdings and its Subsidiaries may pledge assets in support of Indebtedness permitted by Section 7.01(e), provided that the aggregate principal amount of Indebtedness secured by Liens permitted by this clause (e) shall not at any time exceed 15.0% of Holdings' Consolidated Net Worth (as defined in the Indenture); and

          (f) Holdings and its Subsidiaries may pledge the rig RBS8M, the contract with Shell Deepwater Development Inc. relating to such rig, the construction contact with respect to such rig and the insurances maintained on such rig in support of Permitted Project Debt described in clause (ii) of the definition of Permitted Project Debt (including any refinancing of such Indebtedness permitted by clause (iii) of the definition of Permitted Project Debt).

          3.   Section 7.06 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (b) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (d) immediately prior to the period at the end of clause (c) thereof:

     and (d) Arcade Drilling AS may make share capital distributions to its shareholders pro rata according to their respective ownership percentages

          4. Section 7.10 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following new
Section 7.10 in lieu thereof:

          7.10. EBITDA Leverage Ratio. Holdings will not permit its EBITDA Leverage Ratio as of the end of any fiscal quarter of Holdings (calculated quarterly at the end of each fiscal quarter) to be greater than 3.75:1.00. For purposes of this Section 7.10, "EBITDA Leverage Ratio" shall mean the ratio of (i) the difference of Funded Debt minus cash and cash equivalents of Holdings on a consolidated basis to (ii) EBITDA for the four fiscal quarters ending on such date; provided that (A) EBITDA for the period ending on June 30, 1998 shall equal the product of EBITDA for the six-month period ending on such date times 2 and (B) EBITDA for the period ending on September 30, 1998 shall equal the product of EBITDA for the nine-month period ending on such date times 1.33.

          5. Section 9 of the Credit Agreement is hereby amended by deleting the definitions of "Eurodollar Margin" and "Permitted Project Debt" appearing therein and inserting the following new definitions, respectively, in lieu thereof:

          "Eurodollar Margin" shall mean a percentage equal to 1.25% per annum.

          "Permitted Project Debt" shall mean Indebtedness (including, without limitation, or duplication, the Guarantee of any such Indebtedness by Holdings and, in the case of clause (ii) below, the issuance by Holdings or any of its Subsidiaries of a surety bond in support of any such Indebtedness) incurred in connection with (i) the construction of Deepwater Pathfinder, Deepwater Frontier and Drillship III (including, without limitation, the Loans) by the respective joint venture or Subsidiary owning such vessel not to exceed $375,000,000 in the aggregate, (ii) the construction of the rig RBS8M (formerly RBS6) in an aggregate principal amount not to exceed $250,000,000 and (iii) all extensions, renewals and replacements of any such Indebtedness described in clauses (i) and
     (ii) above by the primary obligor thereof that do not increase the outstanding principal amount thereof.


II  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Third Amendment Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. In order to induce the Banks to enter into this Amendment, Holdings and the Borrower hereby agree that in the event the Borrower takes delivery of the Drillship pursuant to the Construction Contract at any time prior to the Maturity Date, the Borrower shall grant to the Collateral Agent on such date a first preferred ship mortgage on the Drillship, and shall deliver to the Agent such legal opinions and other documentation with respect to such security interest as the Agent may reasonably request, all of which shall be reasonably satisfactory in form and substance to the Agent.

          3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) Holdings and/or the Borrower shall have paid to each Bank an amendment fee equal to 0.15% of such Banks Commitment as in effect on the Third Amendment Effective Date immediately prior to giving effect to this Amendment. The Agent will give the Borrower and each Bank prompt notice of the occurrence of the Third Amendment Effective Date.

          7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              R&B FALCON CORPORATION


                              By:_________________________
                                    Title:

                              RBF DEEPWATER EXPLORATION III INC.


                              By:_________________________
                                    Title:


                              CHRISTIANIA BANK OG KREDITKASSE, NEW YORK
                              BRANCH, Individually and as Agent


                              By:_________________________
                                    Title:

                              By:_________________________
                                    Title:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              Individually and as Syndication Agent


                              By:_________________________
                                    Title:


                              SKANDINAVISKA ENSKILDA BANKEN AB (Publ.)


                              By:_________________________
                                    Title:


                              By:_________________________
                                    Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:________________________
                                    Title:


                              BANK OF NOVA SCOTIA


                              By:_________________________
                                         Title: